UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 29, 2014

Wolverine World Wide, Inc.

(Exact Name of Registrant as
Specified in its Charter)

Delaware	001-06024	38-1185150
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

9341 Courtland Drive
Rockford, Michigan	49351
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (616) 866-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                           Results of Operations and Financial Condition.

On April 29, 2014, Wolverine World Wide, Inc. (the “Company”) issued a press release announcing its financial results for the Company’s first quarter of 2014, attached as Exhibit 99.1 to this Form 8-K (the “8-K”), which is here incorporated by reference.  This 8-K and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits:

99.1                        Press Release dated April 29, 2014.  This Exhibit shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 29, 2014	WOLVERINE WORLD WIDE, INC. (Registrant)

/s/ Donald T. Grimes
Donald T. Grimes
Senior Vice President, Chief Financial
Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Document

99.1	Wolverine World Wide, Inc. Press Release dated April 29, 2014.